UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-22744

American Funds Corporate Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive,

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: May 31

Date of reporting period: August 31, 2013

Courtney R. Taylor

American Funds Corporate Bond Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Schedule of Investments

American Funds Corporate Bond FundSM Investment portfolio August 31, 2013 unaudited

Bonds, notes & other debt instruments 94.51%
Corporate bonds & notes 89.13%	Principal amount	Value
Financials 26.21%	(000)	(000)

Prologis, Inc. 6.125% 2016	$500	$ 565
Prologis, Inc. 4.25% 2023	875	861
Ford Motor Credit Co. 3.00% 2017	650	655
Ford Motor Credit Co. 4.375% 2023	400	390
Bank of America Corp. 3.75% 2016	475	501
Bank of America Corp. 3.30% 2023	390	360
Hospitality Properties Trust 5.125% 2015	250	258
Hospitality Properties Trust 4.50% 2023	500	476
Kimco Realty Corp. 5.70% 2017	650	725
JPMorgan Chase & Co. 1.625% 2018	750	718
Goldman Sachs Group, Inc. 2.90% 2018	250	250
Goldman Sachs Group, Inc. 3.625% 2023	400	378
ERP Operating LP 4.75% 2020	425	455
ERP Operating LP 3.00% 2023	150	137
Goodman Funding Pty Ltd. 6.375% 2020[1]	500	548
Lazard Group LLC 7.125% 2015	500	543
Citigroup Inc. 3.953% 2016	475	504
PNC Financial Services Group, Inc. 2.854% 2022	550	503
BNP Paribas 3.25% 2023	500	457
UnumProvident Finance Co. PLC 6.85% 2015[1]	400	443
QBE Insurance Group Ltd. 2.40% 2018[1]	450	433
Royal Bank of Canada 2.20% 2018	425	424
UBS AG 7.50% 2025	350	410
Host Hotels & Resorts LP 4.75% 2023	300	298
Mack-Cali Realty Corp. 3.15% 2023	300	261
Sumitomo Mitsui Banking Corp. 3.95% 2023	250	248
Genworth Holdings, Inc. 4.90% 2023	250	247
Corporate Office Properties Trust 3.60% 2023	250	229
Westfield Group 3.375% 2022[1]	150	140
		12,417
Energy 11.72%

Transocean Inc. 2.50% 2017	500	495
Transocean Inc. 3.80% 2022	375	350
Kinder Morgan Energy Partners, LP 3.50% 2023	725	674
Enbridge Energy Partners, LP 4.20% 2021	650	654
Devon Energy Corp. 3.25% 2022	650	617
Petrobras Global Finance Co. 3.00% 2019	100	92
Petrobras Global Finance Co. 4.375% 2023	500	442
Shell International Finance BV 3.40% 2023	525	518
Anadarko Petroleum Corp. 5.95% 2016	425	477
CNOOC Finance (2013) Ltd. 3.00% 2023	400	355
Total Capital International 2.125% 2018	350	349
Petróleos Mexicanos 6.50% 2041	300	300
Williams Partners L.P. 3.35% 2022	250	228
		5,551
Bonds, notes & other debt instruments
Corporate bonds & notes (continued)	Principal amount	Value
Utilities 11.24%	(000)	(000)

Entergy Corp. 4.70% 2017	$ 700	$ 747
Entergy Corp. 4.05% 2023	500	505
Teco Finance, Inc. 4.00% 2016	465	493
Teco Finance, Inc. 6.572% 2017	125	144
Teco Finance, Inc. 5.15% 2020	320	348
Progress Energy, Inc. 7.05% 2019	650	782
FirstEnergy Corp., Series A, 2.75% 2018	750	719
PacifiCorp., First Mortgage Bonds, 2.95% 2023	500	478
American Electric Power Co. 1.65% 2017	475	462
Pacific Gas and Electric Co. 3.25% 2023	350	333
Abu Dhabi National Energy Co. PJSC (TAQA) 4.125% 2017	300	315
		5,326
Consumer discretionary 10.37%

Dollar General Corp. 4.125% 2017	500	525
Dollar General Corp. 3.25% 2023	350	319
NBCUniversal Enterprise, Inc. 1.974% 2019[1]	350	337
NBCUniversal Enterprise, Inc. 5.25% (undated)[1]	475	471
DaimlerChrysler North America Holding Corp. 1.45% 2016[1]	250	249
DaimlerChrysler North America Holding Corp. 2.40% 2017[1]	500	504
Mattel, Inc. 1.70% 2018	500	487
Carnival Corp. 1.875% 2017	500	486
Viacom Inc. 4.25% 2023	150	148
Viacom Inc. 5.85% 2043	250	254
RCI Banque 3.50% 2018[1]	400	399
Cox Communications, Inc. 2.95% 2023[1]	250	213
Time Warner Inc. 4.90% 2042	225	213
Comcast Corp. 4.65% 2042	200	191
Time Warner Cable Inc. 4.50% 2042	150	116
		4,912
Health care 8.24%

AbbVie Inc. 1.75% 2017	750	739
AbbVie Inc. 2.90% 2022	725	675
Cardinal Health, Inc. 1.90% 2017	750	744
Gilead Sciences, Inc. 4.40% 2021	475	505
Baxter International Inc. 3.20% 2023	500	482
Express Scripts Inc. 3.90% 2022	300	301
Merck & Co., Inc. 2.80% 2023	275	257
Amgen Inc. 5.375% 2043	200	200
		3,903
Consumer staples 6.46%

Altria Group, Inc. 2.85% 2022	1,000	902
Reynolds American Inc. 3.25% 2022	750	686
SABMiller Holdings Inc. 2.20% 2018[1]	300	296
SABMiller Holdings Inc. 3.75% 2022[1]	200	201
Wal-Mart Stores, Inc. 2.55% 2023	300	276
Anheuser-Busch InBev NV 2.50% 2022	300	276
Wesfarmers Ltd. 1.874% 2018[1]	250	243
ConAgra Foods, Inc. 4.65% 2043	200	183
		3,063
Bonds, notes & other debt instruments
Corporate bonds & notes (continued)	Principal amount	Value
Materials 4.93%	(000)	(000)

Xstrata Canada Financial Corp. 4.25% 2022[1]	$750	$ 679
Xstrata Canada Financial Corp. 5.55% 2042[1]	125	104
Cliffs Natural Resources Inc. 3.95% 2018	600	587
Teck Resources Ltd. 5.40% 2043	600	516
Rio Tinto Finance (USA) Ltd. 2.875% 2022	500	452
		2,338
Information technology 4.36%

International Business Machines Corp. 1.625% 2020	500	464
International Business Machines Corp. 3.375% 2023	175	171
Oracle Corp. 3.625% 2023	515	511
Xerox Corp. 2.95% 2017	500	510
Microsoft Corp. 2.375% 2023	250	227
Apple Inc. 2.40% 2023	200	181
		2,064
Industrials 3.19%

General Electric Co. 4.125% 2042	350	319
General Electric Capital Corp., Series C, junior subordinated 5.25% (undated)	400	368
European Aeronautic Defence and Space Company 2.70% 2023[1]	350	318
Burlington Northern Santa Fe LLC 3.00% 2023	250	233
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[2]	148	156
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[2]	110	120
		1,514
Telecommunication services 2.41%

Deutsche Telekom International Finance BV 2.25% 2017[1]	725	731
Telecom Italia Capital SA 7.175% 2019	375	409
		1,140
Total corporate bonds & notes		42,228
Municipals 2.76%

State of Florida, Hurricane Catastrophe Fund Finance Corp., Revenue Bonds, Series 2013-A, 2.995% 2020	850	786
State of Georgia, Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds (Build America Bonds),
Series 2010-A, 6.637% 2057	500	523
		1,309
Bonds & notes of governments outside the U.S. 1.96%

Bermudan Government 4.854% 2024[1]	950	927
U.S. Treasury bonds & notes 0.66%

U.S. Treasury 3.125% 2043	350	313
Total bonds, notes & other debt instruments (cost: $46,858,000)		44,777
Preferred securities 0.90%

Miscellaneous 0.90%

Other preferred securities in initial period of acquisition		425
Total preferred securities (cost: $440,000)		425
	Principal amount	Value
Short-term securities 3.16%	(000)	(000)

General Electric Co. 0.04% due 9/3/2013	$790	$ 790
Federal Home Loan Bank 0.055% due 9/13/2013	710	710
Total short-term securities (cost: $1,500,000)		1,500
Total investment securities (cost: $48,798,000)		46,702
Other assets less liabilities		677
Net assets		$47,379

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

[1]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $7,236,000, which represented 15.27% of the net assets of the fund.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of August 31, 2013 (dollars in thousands):

		Investment securities

		Level 1	Level 2	Level 3	Total

Assets:
	Bonds, notes & other debt instruments:
	Corporate bonds & notes	$ —	$ 42,228	$—	$ 42,228
	Municipals	—	1,309	—	1,309
	Bonds & notes of governments outside the U.S.	—	927	—	927
	U.S. Treasury bonds & notes	—	313	—	313
	Preferred securities	425	—	—	425
	Short-term securities	—	1,500	—	1,500
Total		$425	$46,277	$—	$46,702

Federal income tax information	(dollars in thousands)

Gross unrealized appreciation on investment securities	$ 22
Gross unrealized depreciation on investment securities	(2,125)
Net unrealized depreciation on investment securities	(2,103)
Cost of investment securities for federal income tax purposes	48,805

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-032-1013O-S37678

ITEM 2 – Controls and Procedures

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS CORPORATE BOND FUND

By /s/ Andrew F. Barth
Andrew F. Barth, President and Principal Executive Officer

Date: October 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Andrew F. Barth
Andrew F. Barth, President and Principal Executive Officer

Date: October 29, 2013

By /s/ Karl C. Grauman
Karl C. Grauman, Treasurer and Principal Financial Officer

Date: October 29, 2013